                                                                   Exhibit 24.1


                             WESTFIELD AMERICA, INC.

                                POWER OF ATTORNEY


                  The undersigned, a Director of Westfield America, Inc., a Missouri corporation (the "Corporation"), does hereby constitute and appoint Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                           (a) one or more Registration Statements of the
                  Corporation on Form S-3 or any other appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") (including without limitation Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto) for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) the Corporation's debt securities (the "Debt Securities") which may take the form of senior debt securities (the "Senior Debt Securities"), subordinated debt securities (the "Subordinated Debt Securities") or any combination thereof, (ii) shares of the Corporation's preferred stock, par value $1.00 per share (the "Preferred Stock"), fractional interests in which may be represented by depositary shares evidenced by depositary receipts, (iii) shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), and (iv) warrants (the "Warrants") to purchase the Debt Securities, Preferred Stock (and depositary shares), Common Stock and other of its securities (the Debt Securities, the Preferred Stock, the Common Stock and Warrants being herein collectively referred to as the "Securities"), in an aggregate amount not to exceed U.S. $1 billion (in the case of Debt Securities, the principal amount or its equivalent (based on the applicable exchange rate at the time of issue), if issued with principal amounts denominated in one or more foreign currencies (or currency units), or such greater amount if issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1 billion to the Corporation) or such additional amounts as shall be approved by resolution of the Board of Directors of the Company; and

                           (b) any and all supplements and amendments
                  (including, without limitation, post-effective amendments and prospectus supplements) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his/her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 14th day of May, 1998.



                                                      /s/ Peter S. Lowy
                                                      -----------------
                                                      Peter S. Lowy

                             WESTFIELD AMERICA, INC.

                                POWER OF ATTORNEY


                  The undersigned, a Director of Westfield America, Inc., a Missouri corporation (the "Corporation"), does hereby constitute and appoint Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                           (a) one or more Registration Statements of the
                  Corporation on Form S-3 or any other appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") (including without limitation Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto) for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) the Corporation's debt securities (the "Debt Securities") which may take the form of senior debt securities (the "Senior Debt Securities"), subordinated debt securities (the "Subordinated Debt Securities") or any combination thereof, (ii) shares of the Corporation's preferred stock, par value $1.00 per share (the "Preferred Stock"), fractional interests in which may be represented by depositary shares evidenced by depositary receipts, (iii) shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), and (iv) warrants (the "Warrants") to purchase the Debt Securities, Preferred Stock (and depositary shares), Common Stock and other of its securities (the Debt Securities, the Preferred Stock, the Common Stock and Warrants being herein collectively referred to as the "Securities"), in an aggregate amount not to exceed U.S. $1 billion (in the case of Debt Securities, the principal amount or its equivalent (based on the applicable exchange rate at the time of issue), if issued with principal amounts denominated in one or more foreign currencies (or currency units), or such greater amount if issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1 billion to the Corporation) or such additional amounts as shall be approved by resolution of the Board of Directors of the Company; and

                           (b) any and all supplements and amendments
                  (including, without limitation, post-effective amendments and prospectus supplements) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and the securities laws of Canada,

Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his/her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 14th day of May, 1998.



                                                      /s/ Frank P. Lowy
                                                      -----------------
                                                      Frank P. Lowy

                             WESTFIELD AMERICA, INC.

                                POWER OF ATTORNEY


                  The undersigned, a Director of Westfield America, Inc., a Missouri corporation (the "Corporation"), does hereby constitute and appoint Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                           (a) one or more Registration Statements of the
                  Corporation on Form S-3 or any other appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") (including without limitation Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto) for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) the Corporation's debt securities (the "Debt Securities") which may take the form of senior debt securities (the "Senior Debt Securities"), subordinated debt securities (the "Subordinated Debt Securities") or any combination thereof, (ii) shares of the Corporation's preferred stock, par value $1.00 per share (the "Preferred Stock"), fractional interests in which may be represented by depositary shares evidenced by depositary receipts, (iii) shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), and (iv) warrants (the "Warrants") to purchase the Debt Securities, Preferred Stock (and depositary shares), Common Stock and other of its securities (the Debt Securities, the Preferred Stock, the Common Stock and Warrants being herein collectively referred to as the "Securities"), in an aggregate amount not to exceed U.S. $1 billion (in the case of Debt Securities, the principal amount or its equivalent (based on the applicable exchange rate at the time of issue), if issued with principal amounts denominated in one or more foreign currencies (or currency units), or such greater amount if issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1 billion to the Corporation) or such additional amounts as shall be approved by resolution of the Board of Directors of the Company; and

                           (b) any and all supplements and amendments
                  (including, without limitation, post-effective amendments and prospectus supplements) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and the securities laws of Canada,

Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his/her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 7th day of May, 1998.



                                                    /s/ Francis T. Vincent
                                                    ----------------------
                                                    Francis T. Vincent

                             WESTFIELD AMERICA, INC.

                                POWER OF ATTORNEY


                  The undersigned, a Director of Westfield America, Inc., a Missouri corporation (the "Corporation"), does hereby constitute and appoint Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                           (a) one or more Registration Statements of the
                  Corporation on Form S-3 or any other appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") (including without limitation Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto) for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) the Corporation's debt securities (the "Debt Securities") which may take the form of senior debt securities (the "Senior Debt Securities"), subordinated debt securities (the "Subordinated Debt Securities") or any combination thereof, (ii) shares of the Corporation's preferred stock, par value $1.00 per share (the "Preferred Stock"), fractional interests in which may be represented by depositary shares evidenced by depositary receipts, (iii) shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), and (iv) warrants (the "Warrants") to purchase the Debt Securities, Preferred Stock (and depositary shares), Common Stock and other of its securities (the Debt Securities, the Preferred Stock, the Common Stock and Warrants being herein collectively referred to as the "Securities"), in an aggregate amount not to exceed U.S. $1 billion (in the case of Debt Securities, the principal amount or its equivalent (based on the applicable exchange rate at the time of issue), if issued with principal amounts denominated in one or more foreign currencies (or currency units), or such greater amount if issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1 billion to the Corporation) or such additional amounts as shall be approved by resolution of the Board of Directors of the Company; and

                           (b) any and all supplements and amendments
                  (including, without limitation, post-effective amendments and prospectus supplements) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and the securities laws of Canada,

Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his/her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May, 1998.



                                                     /s/ David P. Lowy
                                                     -----------------
                                                     David P. Lowy

                             WESTFIELD AMERICA, INC.

                                POWER OF ATTORNEY


                  The undersigned, a Director of Westfield America, Inc., a Missouri corporation (the "Corporation"), does hereby constitute and appoint Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                           (a) one or more Registration Statements of the
                  Corporation on Form S-3 or any other appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") (including without limitation Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto) for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) the Corporation's debt securities (the "Debt Securities") which may take the form of senior debt securities (the "Senior Debt Securities"), subordinated debt securities (the "Subordinated Debt Securities") or any combination thereof, (ii) shares of the Corporation's preferred stock, par value $1.00 per share (the "Preferred Stock"), fractional interests in which may be represented by depositary shares evidenced by depositary receipts, (iii) shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), and (iv) warrants (the "Warrants") to purchase the Debt Securities, Preferred Stock (and depositary shares), Common Stock and other of its securities (the Debt Securities, the Preferred Stock, the Common Stock and Warrants being herein collectively referred to as the "Securities"), in an aggregate amount not to exceed U.S. $1 billion (in the case of Debt Securities, the principal amount or its equivalent (based on the applicable exchange rate at the time of issue), if issued with principal amounts denominated in one or more foreign currencies (or currency units), or such greater amount if issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1 billion to the Corporation) or such additional amounts as shall be approved by resolution of the Board of Directors of the Company; and

                           (b) any and all supplements and amendments
                  (including, without limitation, post-effective amendments and prospectus supplements) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and the securities laws of Canada,

Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his/her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of May, 1998.



                                               /s/ Larry A. Silverstein
                                               ------------------------
                                               Larry A. Silverstein

                             WESTFIELD AMERICA, INC.

                                POWER OF ATTORNEY


                  The undersigned, a Director of Westfield America, Inc., a Missouri corporation (the "Corporation"), does hereby constitute and appoint Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                           (a) one or more Registration Statements of the
                  Corporation on Form S-3 or any other appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") (including without limitation Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto) for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) the Corporation's debt securities (the "Debt Securities") which may take the form of senior debt securities (the "Senior Debt Securities"), subordinated debt securities (the "Subordinated Debt Securities") or any combination thereof, (ii) shares of the Corporation's preferred stock, par value $1.00 per share (the "Preferred Stock"), fractional interests in which may be represented by depositary shares evidenced by depositary receipts, (iii) shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), and (iv) warrants (the "Warrants") to purchase the Debt Securities, Preferred Stock (and depositary shares), Common Stock and other of its securities (the Debt Securities, the Preferred Stock, the Common Stock and Warrants being herein collectively referred to as the "Securities"), in an aggregate amount not to exceed U.S. $1 billion (in the case of Debt Securities, the principal amount or its equivalent (based on the applicable exchange rate at the time of issue), if issued with principal amounts denominated in one or more foreign currencies (or currency units), or such greater amount if issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1 billion to the Corporation) or such additional amounts as shall be approved by resolution of the Board of Directors of the Company; and

                           (b) any and all supplements and amendments
                  (including, without limitation, post-effective amendments and prospectus supplements) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and the securities laws of Canada,

Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his/her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of May, 1998.



                                                     /s/ Bernard Marcus
                                                     ------------------
                                                     Bernard Marcus

                             WESTFIELD AMERICA, INC.

                                POWER OF ATTORNEY


                  The undersigned, a Director of Westfield America, Inc., a Missouri corporation (the "Corporation"), does hereby constitute and appoint Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                           (a) one or more Registration Statements of the
                  Corporation on Form S-3 or any other appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") (including without limitation Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto) for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) the Corporation's debt securities (the "Debt Securities") which may take the form of senior debt securities (the "Senior Debt Securities"), subordinated debt securities (the "Subordinated Debt Securities") or any combination thereof, (ii) shares of the Corporation's preferred stock, par value $1.00 per share (the "Preferred Stock"), fractional interests in which may be represented by depositary shares evidenced by depositary receipts, (iii) shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), and (iv) warrants (the "Warrants") to purchase the Debt Securities, Preferred Stock (and depositary shares), Common Stock and other of its securities (the Debt Securities, the Preferred Stock, the Common Stock and Warrants being herein collectively referred to as the "Securities"), in an aggregate amount not to exceed U.S. $1 billion (in the case of Debt Securities, the principal amount or its equivalent (based on the applicable exchange rate at the time of issue), if issued with principal amounts denominated in one or more foreign currencies (or currency units), or such greater amount if issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1 billion to the Corporation) or such additional amounts as shall be approved by resolution of the Board of Directors of the Company; and

                           (b) any and all supplements and amendments
                  (including, without limitation, post-effective amendments and prospectus supplements) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and the securities laws of Canada,

Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his/her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 14 day of May, 1998.



                                                       /s/ Roy Furman
                                                       --------------
                                                       Roy Furman

                             WESTFIELD AMERICA, INC.

                                POWER OF ATTORNEY


                  The undersigned, a Director of Westfield America, Inc., a Missouri corporation (the "Corporation"), does hereby constitute and appoint Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                           (a) one or more Registration Statements of the
                  Corporation on Form S-3 or any other appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") (including without limitation Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto) for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) the Corporation's debt securities (the "Debt Securities") which may take the form of senior debt securities (the "Senior Debt Securities"), subordinated debt securities (the "Subordinated Debt Securities") or any combination thereof, (ii) shares of the Corporation's preferred stock, par value $1.00 per share (the "Preferred Stock"), fractional interests in which may be represented by depositary shares evidenced by depositary receipts, (iii) shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), and (iv) warrants (the "Warrants") to purchase the Debt Securities, Preferred Stock (and depositary shares), Common Stock and other of its securities (the Debt Securities, the Preferred Stock, the Common Stock and Warrants being herein collectively referred to as the "Securities"), in an aggregate amount not to exceed U.S. $1 billion (in the case of Debt Securities, the principal amount or its equivalent (based on the applicable exchange rate at the time of issue), if issued with principal amounts denominated in one or more foreign currencies (or currency units), or such greater amount if issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1 billion to the Corporation) or such additional amounts as shall be approved by resolution of the Board of Directors of the Company; and

                           (b) any and all supplements and amendments
                  (including, without limitation, post-effective amendments and prospectus supplements) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and the securities laws of Canada,

Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his/her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 6th day of May, 1998.



                                                 /s/ George Weissman
                                                 -------------------
                                                 George Weissman

                             WESTFIELD AMERICA, INC.

                                POWER OF ATTORNEY


                  The undersigned, a Director of Westfield America, Inc., a Missouri corporation (the "Corporation"), does hereby constitute and appoint Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                           (a) one or more Registration Statements of the
                  Corporation on Form S-3 or any other appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") (including without limitation Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto) for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) the Corporation's debt securities (the "Debt Securities") which may take the form of senior debt securities (the "Senior Debt Securities"), subordinated debt securities (the "Subordinated Debt Securities") or any combination thereof, (ii) shares of the Corporation's preferred stock, par value $1.00 per share (the "Preferred Stock"), fractional interests in which may be represented by depositary shares evidenced by depositary receipts, (iii) shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), and (iv) warrants (the "Warrants") to purchase the Debt Securities, Preferred Stock (and depositary shares), Common Stock and other of its securities (the Debt Securities, the Preferred Stock, the Common Stock and Warrants being herein collectively referred to as the "Securities"), in an aggregate amount not to exceed U.S. $1 billion (in the case of Debt Securities, the principal amount or its equivalent (based on the applicable exchange rate at the time of issue), if issued with principal amounts denominated in one or more foreign currencies (or currency units), or such greater amount if issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1 billion to the Corporation) or such additional amounts as shall be approved by resolution of the Board of Directors of the Company; and

                           (b) any and all supplements and amendments
                  (including, without limitation, post-effective amendments and prospectus supplements) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and the securities laws of Canada,

Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his/her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 6th day of May, 1998.



                                                /s/ Richard E. Green
                                                --------------------
                                                Richard E. Green

                             WESTFIELD AMERICA, INC.

                                POWER OF ATTORNEY


                  The undersigned, a Director of Westfield America, Inc., a Missouri corporation (the "Corporation"), does hereby constitute and appoint Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                           (a) one or more Registration Statements of the
                  Corporation on Form S-3 or any other appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") (including without limitation Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto) for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) the Corporation's debt securities (the "Debt Securities") which may take the form of senior debt securities (the "Senior Debt Securities"), subordinated debt securities (the "Subordinated Debt Securities") or any combination thereof, (ii) shares of the Corporation's preferred stock, par value $1.00 per share (the "Preferred Stock"), fractional interests in which may be represented by depositary shares evidenced by depositary receipts, (iii) shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), and (iv) warrants (the "Warrants") to purchase the Debt Securities, Preferred Stock (and depositary shares), Common Stock and other of its securities (the Debt Securities, the Preferred Stock, the Common Stock and Warrants being herein collectively referred to as the "Securities"), in an aggregate amount not to exceed U.S. $1 billion (in the case of Debt Securities, the principal amount or its equivalent (based on the applicable exchange rate at the time of issue), if issued with principal amounts denominated in one or more foreign currencies (or currency units), or such greater amount if issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1 billion to the Corporation) or such additional amounts as shall be approved by resolution of the Board of Directors of the Company; and

                           (b) any and all supplements and amendments
                  (including, without limitation, post-effective amendments and prospectus supplements) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and the securities laws of Canada,

Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his/her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of May, 1998.



                                               /s/ Frederick G. Hilmer
                                               -----------------------
                                               Frederick G. Hilmer


                                       3